Exhibit 99.2

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands,
except per share statistics)	Quarter Ended							Nine Months Ended
	Aug 31, 2008	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	Aug 31, 2008 vs Aug 31, 2007		Aug 31, 2008	Aug 31, 2007	2008 vs 2007

Earnings Summary
Interest Income	$681,692	$612,063	$662,802	$659,676	$674,864	$6,828	1%	$1,956,557	$1,924,726	$31,831	2%
Interest Expense	305,643	313,248	339,441	350,917	317,124	(11,481)	(4%)	958,332	872,353	85,979	10%
Net Interest Income	376,049	298,815	323,361	308,759	357,740	18,309	5%	998,225	1,052,373	(54,148)	(5%)
Other Income	875,121	844,892	975,544	952,500	804,047	71,074	9%	2,695,557	2,424,182	271,375	11%
Revenue Net of Interest Expense	1,251,170	1,143,707	1,298,905	1,261,259	1,161,787	89,383	8%	3,693,782	3,476,555	217,227	6%
Provision for Loan Losses	364,838	210,969	305,632	296,187	145,827	219,011	150%	881,439	437,701	443,738	101%
Employee Compensation and
Benefits	222,426	218,290	217,370	208,910	210,541	11,885	6%	658,086	641,155	16,931	3%
Marketing and Business
Development	137,928	132,038	141,553	155,976	153,786	(15,858)	(10%)	411,519	420,287	(8,768)	(2%)
Information Processing &
Communications	76,675	79,449	78,276	85,034	83,779	(7,104)	(8%)	234,400	245,019	(10,619)	(4%)
Professional Fees	82,775	81,392	73,672	94,380	88,111	(5,336)	(6%)	237,839	267,029	(29,190)	(11%)
Premises and Equipment	20,274	19,803	19,641	19,348	19,962	312	2%	59,718	60,094	(376)	(1%)
Other Expense	72,469	75,853	71,831	73,082	69,705	2,764	4%	220,153	207,899	12,254	6%
Total Other Expense	612,547	606,825	602,343	636,730	625,884	(13,337)	(2%)	1,821,715	1,841,483	(19,768)	(1%)
Income (Loss) Before Income Taxes	273,785	325,913	390,930	328,342	390,076	(116,291)	(30%)	990,628	1,197,371	(206,743)	(17%)
Tax Expense	94,885	124,370	152,101	118,368	145,925	(51,040)	(35%)	371,356	443,146	(71,790)	(16%)
Income From Continuing Operations	178,900	201,543	238,829	209,974	244,151	(65,251)	(27%)	619,272	754,225	(134,953)	(18%)
Discontinued Operations, Net of Tax [1,2]	1,153	32,605	(157,615)	(266,458)	(41,911)	43,064	103%	(123,857)	(109,111)	(14,746)	(14%)
Net Income (Loss) [1,2]	$180,053	$234,148	$81,214	$(56,484)	$202,240	$(22,187)	(11%)	$495,415	$645,114	$(149,699)	(23%)

Effective Tax Rate From Continuing Operations	34.7%	38.2%	38.9%	36.1%	37.4%			37.5%	37.0%

Balance Sheet Statistics [3]
Total Assets	$37,283,548	$34,020,245	$34,222,732	$33,449,702	$31,683,866	$5,599,682	18%	$37,283,548	$31,683,866	$5,599,682	18%
Total Equity	$6,000,393	$5,849,691	$5,654,341	$5,599,422	$5,667,282	$333,111	6%	$6,000,393	$5,667,282	$333,111	6%
Total Tangible Equity	$5,539,274	$5,538,240	$5,341,020	$5,284,232	$5,350,377	$188,897	4%	$5,539,274	$5,350,377	$188,897	4%
Tangible Equity/Total Owned Assets	14.9%	16.3%	15.6%	15.8%	16.9%			14.9%	16.9%
ROE [1,2]	12%	16%	6%	(4%)	14%			11%	15%
ROE from Continuing Operations	12%	14%	17%	15%	17%			14%	18%

Allowance for Loan Loss (period end)	$959,769	$846,775	$860,378	$759,925	$629,458	$330,311	52%	$959,769	$629,458	$330,311	52%
Change in Loan Loss Reserves	$112,994	$(13,603)	$100,453	$130,467	$(15,243)	$128,237	NM	$199,844	$(74,458)	$274,302	NM
Reserve Rate	4.41%	4.28%	4.16%	3.65%	3.28%	113	bps	4.41%	3.28%	113	bps
Interest-only Strip Receivable (period end)	$408,649	$447,994	$468,059	$400,313	$353,091	$55,558	16%	$408,649	$353,091	$55,558	16%
Net Revaluation of Retained Interests	$(33,513)	$(44,473)	$74,997	$37,475	$(23,905)	$(9,608)	40%	$(2,989)	$13,870	$(16,859)	(122%)

Per Share Statistics
Basic EPS [1,2]	$0.38	$0.49	$0.17	$(0.12)	$0.42	$(0.04)	(10%)	$1.03	$1.35	$(0.32)	(24%)
Basic EPS from Continuing Operations	$0.38	$0.42	$0.50	$0.44	$0.51	$(0.13)	(25%)	$1.29	$1.57	$(0.28)	(18%)
Diluted EPS [1,2]	$0.37	$0.48	$0.17	$(0.12)	$0.42	$(0.05)	(12%)	$1.03	$1.35	$(0.32)	(24%)
Diluted EPS from Continuing Operations	$0.37	$0.42	$0.50	$0.44	$0.51	$(0.14)	(27%)	$1.28	$1.57	$(0.29)	(18%)
Stock Price (period end)	$16.45	$17.15	$15.09	$17.37	$23.14	$(6.69)	(29%)	$16.45	$23.14	$(6.69)	(29%)
Book Value	$12.51	$12.20	$11.80	$11.72	$11.87	$0.64	5%	$12.51	$11.87	$0.64	5%
Ending Shares Outstanding (000's)	479,764	479,346	479,127	477,688	477,328	2,436	1%	479,764	477,328	2,436	1%
Weighted Average Shares Outstanding (000's)	479,618	479,270	478,518	477,567	477,272	2,346	0%	479,138	477,248	1,890	0%
Weighted Average Shares Outstanding (fully diluted) (000's)	484,128	483,753	481,744	477,567	480,071	4,057	1%	483,325	478,278	5,047	1%

Loan Receivables [3]
Total Loans - Owned	$21,767,483	$20,502,063	$21,042,681	$20,831,117	$19,170,450	$2,597,033	14%	$21,767,483	$19,170,450	$2,597,033	14%
Average Total Loans - Owned	$21,053,804	$19,890,330	$21,523,606	$19,405,775	$19,812,392	$1,241,412	6%	$20,820,031	$20,127,794	$692,237	3%

Interest Yield	11.41%	10.40%	10.34%	10.51%	11.20%	21	bps	10.72%	10.80%	(8)	bps
Net Principal Charge-off Rate	4.76%	4.49%	3.83%	3.43%	3.23%	153	bps	4.36%	3.39%	97	bps
Delinquency Rate (over 30 days)	3.58%	3.54%	3.63%	3.26%	2.81%	77	bps	3.58%	2.81%	77	bps
Delinquency Rate (over 90 days)	1.73%	1.81%	1.82%	1.51%	1.31%	42	bps	1.73%	1.31%	42	bps

Transactions Processed on Networks (000's)
Discover Network	388,504	370,596	378,912	378,438	384,335	4,169	1%	1,138,012	1,107,928	30,084	3%
PULSE Network	713,791	703,404	621,072	611,518	593,866	119,925	20%	2,038,267	1,673,543	364,724	22%
Total	1,102,295	1,074,000	999,984	989,956	978,201	124,094	13%	3,176,279	2,781,471	394,808	14%

Volume
PULSE Network	$28,364,575	$27,830,403	$24,783,895	$23,035,361	$22,372,106	$5,992,469	27%	$80,978,873	$63,201,047	$17,777,826	28%
Third-Party Issuers	1,711,617	1,603,006	1,545,943	1,458,959	1,492,568	219,049	15%	4,860,566	4,021,146	839,420	21%
Diners Club International [4]	5,226,984	-	-	-	-	5,226,984	NM	5,226,984	-	5,226,984	NM
Total Third-Party Payments	35,303,176	29,433,409	26,329,838	24,494,320	23,864,674	11,438,502	48%	91,066,423	67,222,193	23,844,230	35%
Discover Network - Proprietary [5]	25,117,321	23,621,519	24,074,331	23,482,095	24,411,714	705,607	3%	72,813,171	70,312,405	2,500,766	4%
Total	$60,420,497	$53,054,928	$50,404,169	$47,976,415	$48,276,388	$12,144,109	25%	$163,879,594	$137,534,598	$26,344,996	19%

1 The quarter ended May 31, 2008 includes income from discontinued operations, net of tax of $32.6 million consisting of a $21 million gain related to disposition of the Goldfish business and income of $12 million related to the Goldfish business operations.  The quarter ended February 29, 2008 includes a loss from discontinued operations, net of tax of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and income of $14 million related to the Goldfish business operations.

2 The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business.

3 Based on Continuing Operations except equity and ROE.  Equity is based on company's equity.

4 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

5 Gross proprietary sales volume on the Discover Network.

Discover Financial Services
Managed Basis [1]
(unaudited, dollars in thousands)
	Quarter Ended							Nine Months Ended
	Aug 31, 2008	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	Aug 31, 2008 vs Aug 31, 2007		Aug 31, 2008	Aug 31, 2007	2008 vs 2007

Earnings Summary
Interest Income	$1,638,250	$1,572,697	$1,652,615	$1,667,418	$1,626,808	$11,442	1%	$4,863,562	$4,711,256	$152,306	3%
Interest Expense	534,887	550,629	668,953	750,638	703,024	(168,137)	(24%)	1,754,469	1,990,490	(236,021)	(12%)
Net Interest Income	1,103,363	1,022,068	983,662	916,780	923,784	179,579	19%	3,109,093	2,720,766	388,327	14%
Other Income	536,997	492,207	636,679	633,014	510,525	26,472	5%	1,665,883	1,586,762	79,121	5%
Revenue Net of Interest Expense	1,640,360	1,514,275	1,620,341	1,549,794	1,434,309	206,051	14%	4,774,976	4,307,528	467,448	11%
Provision for Loan Losses	754,028	581,537	627,068	584,722	418,349	335,679	80%	1,962,633	1,268,674	693,959	55%
Employee Compensation and
Benefits	222,426	218,290	217,370	208,910	210,541	11,885	6%	658,086	641,155	16,931	3%
Marketing and Business
Development	137,928	132,038	141,553	155,976	153,786	(15,858)	(10%)	411,519	420,287	(8,768)	(2%)
Information Processing &
Communications	76,675	79,449	78,276	85,034	83,779	(7,104)	(8%)	234,400	245,019	(10,619)	(4%)
Professional Fees	82,775	81,392	73,672	94,380	88,111	(5,336)	(6%)	237,839	267,029	(29,190)	(11%)
Premises and Equipment	20,274	19,803	19,641	19,348	19,962	312	2%	59,718	60,094	(376)	(1%)
Other Expense	72,469	75,853	71,831	73,082	69,705	2,764	4%	220,153	207,899	12,254	6%
Total Other Expense	612,547	606,825	602,343	636,730	625,884	(13,337)	(2%)	1,821,715	1,841,483	(19,768)	(1%)
Income (Loss) Before Income Taxes	273,785	325,913	390,930	328,342	390,076	(116,291)	(30%)	990,628	1,197,371	(206,743)	(17%)
Tax Expense	94,885	124,370	152,101	118,368	145,925	(51,040)	(35%)	371,356	443,146	(71,790)	(16%)
Income From Continuing Operations	178,900	201,543	238,829	209,974	244,151	(65,251)	(27%)	619,272	754,225	(134,953)	(18%)
Discontinued Operations, Net of Tax [2,3]	1,153	32,605	(157,615)	(266,458)	(41,911)	43,064	103%	(123,857)	(109,111)	(14,746)	(14%)
Net Income (Loss) [2,3]	$180,053	$234,148	$81,214	$(56,484)	$202,240	$(22,187)	(11%)	$495,415	$645,114	$(149,699)	(23%)

Balance Sheet Statistics [4]
Total Assets	$65,632,825	$62,148,577	$61,937,501	$60,591,475	$59,688,962	$5,943,863	10%	$65,632,825	$59,688,962	$5,943,863	10%
Total Equity [5]	$6,000,393	$5,849,691	$5,654,341	$5,599,422	$5,667,282	$333,111	6%	$6,000,393	$5,667,282	$333,111	6%
Total Tangible Equity [5]	$5,539,274	$5,538,240	$5,341,020	$5,284,232	$5,350,377	$188,897	4%	$5,539,274	$5,350,377	$188,897	4%
Tangible Equity/Net Managed Receivables	11.2%	11.8%	11.5%	11.1%	11.4%			11.2%	11.4%
Tangible Equity/Total Managed Assets	8.4%	8.9%	8.6%	8.7%	9.0%			8.4%	9.0%

Net Yield on Loan Receivables	8.95%	8.57%	8.10%	7.76%	7.80%	115	bps	8.54%	7.75%	79	bps
Return on Loan Receivables	1.45%	1.69%	1.97%	1.78%	2.06%	(61)	bps	1.70%	2.15%	(45)	bps

Loan Receivables [4]
Total Loans - Managed	$50,427,305	$47,841,491	$47,500,410	$48,180,436	$47,444,107	$2,983,198	6%	$50,427,305	$47,444,107	$2,983,198	6%
Average Total Loans - Managed	$49,019,083	$47,472,077	$48,863,166	$47,381,471	$47,016,472	$2,002,611	4%	$48,449,945	$46,758,044	$1,691,901	4%

Managed Interest Yield	12.67%	12.41%	12.70%	12.84%	12.75%	(8)	bps	12.59%	12.59%	0	bps
Managed Net Principal Charge-off Rate	5.20%	4.99%	4.33%	3.85%	3.66%	154	bps	4.84%	3.83%	101	bps
Managed Delinquency Rate (over 30 days)	3.85%	3.81%	3.90%	3.58%	3.16%	69	bps	3.85%	3.16%	69	bps
Managed Delinquency Rate (over 90 days)	1.88%	1.96%	1.96%	1.67%	1.48%	40	bps	1.88%	1.48%	40	bps

Credit Card Volume	$28,611,680	$25,596,794	$26,207,028	$26,159,776	$27,171,729	$1,439,951	5%	$80,415,502	$80,461,042	$(45,540)	(0%)
Credit Card Sales Volume	$24,601,611	$22,457,651	$23,155,253	$22,588,639	$23,527,999	$1,073,612	5%	$70,214,515	$67,673,917	$2,540,598	4%

Segment - Income Before Income Taxes
U.S. Card	$245,241	$309,123	$375,403	$320,751	$380,637	$(135,396)	(36%)	$929,767	$1,168,002	$(238,235)	(20%)
Third-Party Payments	28,544	16,790	15,527	7,591	9,439	19,105	NM	60,861	29,369	31,492	107%
Total	$273,785	$325,913	$390,930	$328,342	$390,076	$(116,291)	(30%)	$990,628	$1,197,371	$(206,743)	(17%)

1 Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed Data schedule.

2 The quarter ended May 31, 2008 includes income from discontinued operations, net of tax of $32.6 million consisting of a $21 million gain related to disposition of the Goldfish business and income of $12 million related to the Goldfish business operations.  The quarter ended February 29, 2008 includes a loss from discontinued operations, net of tax of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and income of $14 million related to the Goldfish business operations.

3 The quarter ended November 30, 2007 includes a $391 million pre-tax ($279 million after-tax) non-cash impairment charge related to the company's Goldfish business.

4 Based on Continuing Operations.  Equity is based on company's equity.

5 Balance on a GAAP and Managed basis is the same.

Discover Financial Services
U.S. Card Segment
Managed Basis [1]
(unaudited, dollars in thousands)
	Quarter Ended							Nine Months Ended
	Aug 31, 2008	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	Aug 31, 2008 vs Aug 31, 2007		Aug 31, 2008	Aug 31, 2007	2008 vs 2007

Earnings Summary
Interest Income	$1,637,588	$1,572,164	$1,651,987	$1,666,768	$1,626,214	$11,374	1%	$4,861,739	$4,709,530	$152,209	3%
Interest Expense	534,870	550,629	668,951	750,638	703,024	(168,154)	(24%)	1,754,450	1,990,471	(236,021)	(12%)
Net Interest Income	1,102,718	1,021,535	983,036	916,130	923,190	179,528	19%	3,107,289	2,719,059	388,230	14%
Other Income	482,311	455,074	602,411	603,709	481,060	1,251	0%	1,539,796	1,497,367	42,429	3%
Revenue Net of Interest Expense	1,585,029	1,476,609	1,585,447	1,519,839	1,404,250	180,779	13%	4,647,085	4,216,426	430,659	10%
Provision for Loan Losses	754,028	581,537	627,068	584,722	418,349	335,679	80%	1,962,633	1,268,674	693,959	55%
Total Other Expense	585,760	585,949	582,976	614,366	605,264	(19,504)	(3%)	1,754,685	1,779,750	(25,065)	(1%)
Income (Loss) Before Income Taxes	$245,241	$309,123	$375,403	$320,751	$380,637	$(135,396)	(36%)	$929,767	$1,168,002	$(238,235)	(20%)

Net Yield on Loan Receivables	8.95%	8.56%	8.09%	7.76%	7.79%	116	bps	8.54%	7.75%	79	bps
Pretax Return on Loan Receivables	1.99%	2.59%	3.09%	2.72%	3.21%	(122)	bps	2.55%	3.33%	(78)	bps

Loan Receivables
Total Loans	$50,427,305	$47,841,491	$47,500,410	$48,180,436	$47,444,107	$2,983,198	6%	$50,427,305	$47,444,107	$2,983,198	6%
Average Total Loans	$49,019,083	$47,472,077	$48,863,166	$47,381,471	$47,016,472	$2,002,611	4%	$48,449,945	$46,758,044	$1,691,901	4%

Managed Interest Yield	12.67%	12.41%	12.70%	12.84%	12.75%	(8)	bps	12.59%	12.59%	0	bps
Managed Net Principal Charge-off Rate	5.20%	4.99%	4.33%	3.85%	3.66%	154	bps	4.84%	3.83%	101	bps
Managed Delinquency Rate (over 30 days)	3.85%	3.81%	3.90%	3.58%	3.16%	69	bps	3.85%	3.16%	69	bps
Managed Delinquency Rate (over 90 days)	1.88%	1.96%	1.96%	1.67%	1.48%	40	bps	1.88%	1.48%	40	bps

Credit Card Loans
Credit Card Loans - Managed	$49,348,507	$47,124,842	$47,014,539	$47,929,242	$47,352,098	$1,996,409	4%	$49,348,507	$47,352,098	$1,996,409	4%
Average Credit Card Loans - Managed	$48,168,124	$46,857,480	$48,487,812	$47,251,899	$46,926,260	$1,241,864	3%	$47,835,442	$46,665,329	$1,170,113	3%

Managed Interest Yield	12.70%	12.43%	12.72%	12.85%	12.76%	(6)	bps	12.62%	12.60%	2	bps
Managed Net Principal Charge-off Rate	5.28%	5.05%	4.37%	3.85%	3.67%	161	bps	4.90%	3.83%	107	bps
Managed Delinquency Rate (over 30 days)	3.92%	3.85%	3.93%	3.59%	3.16%	76	bps	3.92%	3.16%	76	bps
Managed Delinquency Rate (over 90 days)	1.92%	1.99%	1.98%	1.68%	1.48%	44	bps	1.92%	1.48%	44	bps

Total Credit Card Volume	$28,611,680	$25,596,794	$26,207,028	$26,159,776	$27,171,729	$1,439,951	5%	$80,415,502	$80,461,042	$(45,540)	(0%)
Sales Volume	$24,601,611	$22,457,651	$23,155,253	$22,588,639	$23,527,999	$1,073,612	5%	$70,214,515	$67,673,917	$2,540,598	4%

1 Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed Data schedule.

Discover Financial Services
Third-Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended							Nine Months Ended
	Aug 31, 2008	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	Aug 31, 2008 vs Aug 31, 2007		Aug 31, 2008	Aug 31, 2007	2008 vs 2007

Earnings Summary
Interest Income	$662	$533	$628	$650	$594	$68	11%	$1,823	$1,726	$97	6%
Interest Expense	17	-	2	-	-	17	100%	19	19	-	0%
Net Interest Income	645	533	626	650	594	51	9%	1,804	1,707	97	6%
Other Income	54,686	37,133	34,268	29,305	29,465	25,221	86%	126,087	89,395	36,692	41%
Revenue Net of Interest Expense	55,331	37,666	34,894	29,955	30,059	25,272	84%	127,891	91,102	36,789	40%
Provision for Loan Losses	-	-	-	-	-	-	0%	-	-	-	0%
Total Other Expense	26,787	20,876	19,367	22,364	20,620	6,167	30%	67,030	61,733	5,297	9%
Income (Loss) Before Income Taxes	$28,544	$16,790	$15,527	$7,591	$9,439	$19,105	NM	$60,861	$29,369	$31,492	107%

Volume
PULSE Network	$28,364,575	$27,830,403	$24,783,895	$23,035,361	$22,372,106	$5,992,469	27%	$80,978,873	$63,201,047	$17,777,826	28%
Third-Party Issuers	1,711,617	1,603,006	1,545,943	1,458,959	1,492,568	219,049	15%	4,860,566	4,021,146	839,420	21%
Diners Club International [1]	5,226,984	-	-	-	-	5,226,984	NM	5,226,984	-	5,226,984	NM
Total Third-Party Payments	$35,303,176	$29,433,409	$26,329,838	$24,494,320	$23,864,674	$11,438,502	48%	$91,066,423	$67,222,193	$23,844,230	35%

Transactions Processed on PULSE Network (000's)	713,791	703,404	621,072	611,518	593,866	119,925	20%	2,038,267	1,673,543	364,724	22%

1 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO MANAGED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the company's owned loans. The company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Discover Financial Services
Reconciliation of GAAP to Managed Data [1]
(unaudited, dollars in thousands)

	Quarter Ended					Nine Months Ended
	Aug 31, 2008	May 31, 2008	Feb 29, 2008	Nov 30, 2007	Aug 31, 2007	Aug 31, 2008	Aug 31, 2007

Interest Income
GAAP Basis	$681,692	$612,063	$662,802	$659,676	$674,864	$1,956,557	$1,924,726
Securitization Adjustments [1]	956,558	960,634	989,813	1,007,742	951,944	2,907,005	2,786,530
Managed Basis	$1,638,250	$1,572,697	$1,652,615	$1,667,418	$1,626,808	$4,863,562	$4,711,256

Interest Expense
GAAP Basis	$305,643	$313,248	$339,441	$350,917	$317,124	$958,332	$872,353
Securitization Adjustments	229,244	237,381	329,512	399,721	385,900	796,137	1,118,137
Managed Basis	$534,887	$550,629	$668,953	$750,638	$703,024	$1,754,469	$1,990,490

Net Interest Income
GAAP Basis	$376,049	$298,815	$323,361	$308,759	$357,740	$998,225	$1,052,373
Securitization Adjustments	727,314	723,253	660,301	608,021	566,044	2,110,868	1,668,393
Managed Basis	$1,103,363	$1,022,068	$983,662	$916,780	$923,784	$3,109,093	$2,720,766

Other Income
GAAP Basis	$875,121	$844,892	$975,544	$952,500	$804,047	$2,695,557	$2,424,182
Securitization Adjustments	(338,124)	(352,685)	(338,865)	(319,486)	(293,522)	(1,029,674)	(837,420)
Managed Basis	$536,997	$492,207	$636,679	$633,014	$510,525	$1,665,883	$1,586,762

Revenue Net of Interest Expense
GAAP Basis	$1,251,170	$1,143,707	$1,298,905	$1,261,259	$1,161,787	$3,693,782	$3,476,555
Securitization Adjustments	389,190	370,568	321,436	288,535	272,522	1,081,194	830,973
Managed Basis	$1,640,360	$1,514,275	$1,620,341	$1,549,794	$1,434,309	$4,774,976	$4,307,528

Provision for Loan Losses
GAAP Basis	$364,838	$210,969	$305,632	$296,187	$145,827	$881,439	$437,701
Securitization Adjustments	389,190	370,568	321,436	288,535	272,522	1,081,194	830,973
Managed Basis	$754,028	$581,537	$627,068	$584,722	$418,349	$1,962,633	$1,268,674

Total Assets
GAAP Basis	$37,283,548	$34,020,245	$34,222,732	$33,449,702	$31,683,866	$37,283,548	$31,683,866
Securitization Adjustments	28,349,277	28,128,332	27,714,769	27,141,773	28,005,096	28,349,277	28,005,096
Managed Basis	$65,632,825	$62,148,577	$61,937,501	$60,591,475	$59,688,962	$65,632,825	$59,688,962

Tangible Equity/Total Assets
GAAP Basis	14.9%	16.3%	15.6%	15.8%	16.9%	14.9%	16.9%
Securitization Adjustments	19.5%	19.7%	19.3%	19.5%	19.1%	19.5%	19.1%
Managed Basis	8.4%	8.9%	8.6%	8.7%	9.0%	8.4%	9.0%

Loan Receivables
Total Loans
GAAP Basis	$21,767,483	$20,502,063	$21,042,681	$20,831,117	$19,170,450	$21,767,483	$19,170,450
Securitization Adjustments	28,659,822	27,339,428	26,457,729	27,349,319	28,273,657	28,659,822	28,273,657
Managed Basis	$50,427,305	$47,841,491	$47,500,410	$48,180,436	$47,444,107	$50,427,305	$47,444,107

Average Total Loans
GAAP Basis	$21,053,804	$19,890,330	$21,523,606	$19,405,775	$19,812,392	$20,820,031	$20,127,794
Securitization Adjustments	27,965,279	27,581,747	27,339,560	27,975,696	27,204,080	27,629,914	26,630,250
Managed Basis	$49,019,083	$47,472,077	$48,863,166	$47,381,471	$47,016,472	$48,449,945	$46,758,044

Interest Yield
GAAP Basis	11.41%	10.40%	10.34%	10.51%	11.20%	10.72%	10.80%
Securitization Adjustments	13.61%	13.86%	14.56%	14.45%	13.88%	14.00%	13.94%
Managed Basis	12.67%	12.41%	12.70%	12.84%	12.75%	12.59%	12.59%

Net Principal Charge-off Rate
GAAP Basis	4.76%	4.49%	3.83%	3.43%	3.23%	4.36%	3.39%
Securitization Adjustments	5.54%	5.34%	4.73%	4.14%	3.97%	5.21%	4.16%
Managed Basis	5.20%	4.99%	4.33%	3.85%	3.66%	4.84%	3.83%

Delinquency Rate (over 30 days)
GAAP Basis	3.58%	3.54%	3.63%	3.26%	2.81%	3.58%	2.81%
Securitization Adjustments	4.06%	4.01%	4.11%	3.82%	3.40%	4.06%	3.40%
Managed Basis	3.85%	3.81%	3.90%	3.58%	3.16%	3.85%	3.16%

Delinquency Rate (over 90 days)
GAAP Basis	1.73%	1.81%	1.82%	1.51%	1.31%	1.73%	1.31%
Securitization Adjustments	2.00%	2.07%	2.08%	1.79%	1.60%	2.00%	1.60%
Managed Basis	1.88%	1.96%	1.96%	1.67%	1.48%	1.88%	1.48%

Credit Card Loans
Credit Card Loans
GAAP Basis	$20,688,685	$19,785,414	$20,556,810	$20,579,923	$19,078,441	$20,688,685	$19,078,441
Securitization Adjustments	28,659,822	27,339,428	26,457,729	27,349,319	28,273,657	28,659,822	28,273,657
Managed Basis	$49,348,507	$47,124,842	$47,014,539	$47,929,242	$47,352,098	$49,348,507	$47,352,098

Average Credit Card Loans
GAAP Basis	$20,202,845	$19,275,733	$21,148,252	$19,276,203	$19,722,180	$20,205,528	$20,035,079
Securitization Adjustments	27,965,279	27,581,747	27,339,560	27,975,696	27,204,080	27,629,914	26,630,250
Managed Basis	$48,168,124	$46,857,480	$48,487,812	$47,251,899	$46,926,260	$47,835,442	$46,665,329

Interest Yield
GAAP Basis	11.45%	10.40%	10.35%	10.53%	11.22%	10.73%	10.82%
Securitization Adjustments	13.61%	13.86%	14.56%	14.45%	13.88%	14.00%	13.94%
Managed Basis	12.70%	12.43%	12.72%	12.85%	12.76%	12.62%	12.60%

Net Principal Charge-off Rate
GAAP Basis	4.92%	4.63%	3.90%	3.44%	3.24%	4.47%	3.40%
Securitization Adjustments	5.54%	5.34%	4.73%	4.14%	3.97%	5.21%	4.16%
Managed Basis	5.28%	5.05%	4.37%	3.85%	3.67%	4.90%	3.83%

Delinquency Rate (over 30 days)
GAAP Basis	3.72%	3.63%	3.69%	3.28%	2.80%	3.72%	2.80%
Securitization Adjustments	4.06%	4.01%	4.11%	3.82%	3.40%	4.06%	3.40%
Managed Basis	3.92%	3.85%	3.93%	3.59%	3.16%	3.92%	3.16%

Delinquency Rate (over 90 days)
GAAP Basis	1.81%	1.87%	1.86%	1.53%	1.31%	1.81%	1.31%
Securitization Adjustments	2.00%	2.07%	2.08%	1.79%	1.60%	2.00%	1.60%
Managed Basis	1.92%	1.99%	1.98%	1.68%	1.48%	1.92%	1.48%

1 Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues.  Securitization income is reported in other income.